UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Logitech International S.A.
(Name of Registrant as Specified in its Charter)

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LOGITECH INTERNATIONAL S.A. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Shareholder Meeting to be held on September 10, 2008
Proxy Material Available
Annual Report Invitation and Proxy Statement Annual Report on Form 10-K

PROXY MATERIAL - VIEW OR RECEIVE

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To facilitate timely delivery please make the request as instructed below on or before August 27, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET
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HOW TO REQUEST A COPY OF MATERIAL

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	09/10/08
Meeting Time:	10:30 a.m. Central European
Summer Time
For holders as of:	07/23/08
Meeting Location:
Palais de Beaulieu
Lausanne, Switzerland

How To Vote
Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Voting items

Recommendation is "FOR" Proposals 1 to 9.

1.	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2008	7.	Release of the Board of Directors for liability for activities during fiscal year 2008

		8.	Election of Directors

2.	Appropriation of retained earnings without payment of a dividend for fiscal year 2008	8.1	Election of Gerald Quindlen

3.	Decrease of conditional capital for employee equity incentive plans	8.2	Election of Richard Laube

4.	Increase of shares available for issuance under Employee Share Purchase Plans	8.3	Re-election of Matthew Bousquette

5.	Authorization of conditional capital for future convertible bond issuance	9.	Re-election of PricewaterhouseCoopers SA as auditors

6.	Approval of Logitech Management Performance Bonus Plan

Voting Instructions

Voting items

Recommendation is "FOR" Proposals 1 to 9.		For	Against	Abstain			For	Against	Abstain

1.	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2008	☐	☐	☐	7.	Release of the Board of Directors for liability for activities during fiscal year 2008	☐	☐	☐

					8.	Election of Directors	☐	☐	☐

2.	Appropriation of retained earnings without payment of a dividend for fiscal year 2008	☐	☐	☐	8.1	Election of Gerald Quindlen	☐	☐	☐

3.	Decrease of conditional capital for employee equity incentive plans	☐	☐	☐	8.2	Election of Richard Laube	☐	☐	☐

4.	Increase of shares available for issuance under Employee Share Purchase Plans	☐	☐	☐	8.3	Re-election of Matthew Bousquette	☐	☐	☐

5.	Authorization of conditional capital for future convertible bond issuance	☐	☐	☐	9.	Re-election of PricewaterhouseCoopers SA as auditors	☐	☐	☐

6.	Approval of Logitech Management Performance Bonus Plan	☐	☐	☐